SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: JULY 20, 2000

                  DATE OF EARLIEST EVENT REPORTED: JULY 5, 2000

                         COMMISSION FILE NUMBER 0-28840

                                 IMRGLOBAL CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             FLORIDA                                   59-2911475
  -------------------------------          ------------------------------------
  (State or Other Jurisdiction of          (I.R.S. Employer Identification No.)
    Incorporation or Organization)


                            100 SOUTH MISSOURI AVENUE
                            CLEARWATER, FLORIDA 33756
             -----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


                                 (727) 467-8000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
                         -------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)

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ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

          On July 5, 2000, IMRglobal Corp. (the "Company") issued 327,997 shares of its common stock, par value $.10 per share, to the former shareholders and option holders of Intuitive Group Limited ("Intuitive") in reliance upon Regulation S under the Securities Act of 1933, as amended, pursuant to the terms of an agreement dated January 28, 2000.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            IMRGLOBAL CORP.

Date    JULY 20, 2000                       /s/ SATISH K. SANAN
                                            ---------------------
                                            Satish K. Sanan
                                            Chief Executive Officer

Date    JULY 20, 2000                       /s/ ROBERT M. MOLSICK
                                            ---------------------
                                            Robert M. Molsick
                                            Chief Financial Officer

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